EXHIBIT 1
                                                                       ---------


              MEMBERS OF BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

                                       OF

                     DAIMLERCHRYSLER AG ("DAIMLERCHRYSLER")

                                       AND

           DAIMLERCHRYSLER NORTH AMERICA HOLDING CORPORATION ("DCNAH")





A.       DAIMLERCHRYSLER AG

1.       SUPERVISORY BOARD

     *Employee Representative

NAME AND BUSINESS ADDRESS                PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------                --------------------                                        -----------
Hilmar Kopper,                           Chairman of Supervisory Board of DaimlerChrysler               German
Epplestrasse 225
70567 Stuttgart
Germany

Erich Klemm*                             Chairman of Corporate Works Council,                           German
Epplestrasse 225                         DaimlerChrysler and DaimlerChrysler Group
70567 Stuttgart
Germany

Prof. Dr. Heinrich Flegel*               Director Research Manufacturing, Engineering,                  German
Epplestrasse 225                         DaimlerChrysler; Chairman of the Management
70567 Stuttgart                          Representative Committee, DaimlerChrysler Group
Germany

Nate Gooden*                             Vice President of the International United                  United States
Epplestrasse 225                         Automobile, Aerospace and Agricultural Implement
70567 Stuttgart                          Workers of America (VAW)
Germany

Earl G. Graves                           Chairman and Chief Executive Officer of Earl G.             United States
Epplestrasse 225                         Graves, Ltd. (Publisher, Black Enterprise
70567 Stuttgart                          magazine); Managing Director, Black
Germany                                  Enterprise/Greenwich Street Corporate Growth
                                         Partners

Prof. Victor Halberstadt                 Professor of Public Economics at Leiden                        Dutch
Epplestrasse 225                         University, Netherlands
70567 Stuttgart
Germany

NAME AND BUSINESS ADDRESS                PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------                --------------------                                        -----------
Dr. Thomas Klebe*                        Director, Department for General Shop Floor Policy             German
Epplestrasse 225                         and Codetermination, German Metalworkers' Union
70567 Stuttgart
Germany

Jurgen Langer*                           Chairman of the Works Council of the                           German
Epplestrasse 225                         Frankfurt/Offenbach Dealership, DaimlerChrysler
70567 Stuttgart
Germany

Robert J. Lanigan                        Chairman Emeritus of Owens - Illinois Inc.;                 United States
Epplestrasse 225                         Founder Partner, Palladium Equity Partners
70567 Stuttgart
Germany

Helmut Lense*                            Chairman of Works Council, Stuttgart-Unterturkheim             German
Epplestrasse 225                         Plant, DaimlerChrysler
70567 Stuttgart
Germany

Peter A. Magowan                         President of San Francisco Giants                           United States
Epplestrasse 225
70567 Stuttgart
Germany

William A. Owens                         President and Chief Executive Officer, Nortel               United States
Epplestrasse 225                         Networks Corporation
70567 Stuttgart
Germany

Gerd Rheude*                             Chairman of Works Council, Worth Plant,                        German
Epplestrasse 225                         DaimlerChrysler
70567 Stuttgart
Germany

Udo Richter*                             Chairman of the Works Council, Bremen Plant,                   German
Epplestrasse 225                         DaimlerChrysler
70567 Stuttgart
Germany

Wolf Jurgen Roeder*                      Member of the Executive Council, German                        German
Epplestrasse 225                         Metalworkers' Union
70567 Stuttgart
Germany

NAME AND BUSINESS ADDRESS                PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------                --------------------                                        -----------
Dr. rer. pol. Manfred Schneider          Chairman of the Supervisory Board of Bayer AG                  German
Epplestrasse 225
70567 Stuttgart
Germany

Stefan Schwaab*                          Vice Chairman of the Works Council, Gaggenau                   German
Epplestrasse 225                         Plant, DaimlerChrysler; Vice Chairman of the
70567 Stuttgart                          Corporate Works Council, DaimlerChrysler and
Germany                                  DaimlerChrysler Group

Bernhard Walter                          Former Chairman of the Board of Managing Directors             German
Epplestrasse 225                         of Dresdner Bank AG
70567 Stuttgart
Germany

Lynton R. Wilson                         Chairman of the Board of CAE Inc.; Chairman of the            Canadian
Epplestrasse 225                         Board of Nortel Networks Corporation
70567 Stuttgart
Germany

Dr.- Ing. Mark Wossner                   Former CEO and Chairman of the Supervisory Board               German
Epplestrasse 225                         of Bertelsmann AG
70567 Stuttgart
Germany



2.       BOARD OF MANAGEMENT

NAME AND BUSINESS ADDRESS                PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------                --------------------                                        -----------
Prof. Jurgen E. Schrempp                 Chairman of the Board of Management                            German
Epplestrasse 225
70567 Stuttgart
Germany

Dr. rer. pol. Eckard Cordes              Manager of Mercedes Car Group                                  German
Epplestrasse 225
70567 Stuttgart
Germany

Guenther Fleig                           Human Resources and Labour Relations Director                  German
Epplestrasse 225
70567 Stuttgart
Germany

Dr. phil. Rudiger Grube                  Manager of Corporate Development                               German
Epplestrasse 225
70567 Stuttgart
Germany

NAME AND BUSINESS ADDRESS                PRINCIPAL OCCUPATION                                        CITIZENSHIP
-------------------------                --------------------                                        -----------
Prof. Jurgen Hubbert                     Chairman of Executive Automotive Committee                     German
Epplestrasse 225
70567 Stuttgart
Germany

Andreas Renschler                        Manager of Commercial Vehicles Division                        German
Epplestrasse 225
70567 Stuttgart
Germany

Thomas W. Sidlik                         Manager of Global Procurement and Supply                    United States
1000 Chrysler Drive
Auburn Hills, MI 48326-2766

Bodo Uebber                              Manager of Finance and Controlling                             German
Epplestrasse 225
70567 Stuttgart
Germany

Dr. -Ing. Thomas Weber                   Manager of Research and Technology                             German
Epplestrasse 225
70567 Stuttgart
Germany

Dr. -Ing. Dieter Zetsche                 Manager of Chrysler Group                                      German
Epplestrasse 225
70567 Stuttgart
Germany

Thomas W. LaSorda                        Chief Operating Officer, Chrysler Group                     United States
(Deputy member)
1000 Chrysler Drive
Auburn Hills, MI  48326-2766

B.   DAIMLERCHRYSLER NORTH AMERICA HOLDING CORPORATION

                                          POSITION IN
NAME AND BUSINESS ADDRESS                    DCNAH         PRINCIPAL OCCUPATION                        CITIZENSHIP
-------------------------                 -----------      --------------------                        -----------
Bodo Uebber                                 Director       Manager of Finance and Controlling,            German
Epplestrasse 225                                           DaimlerChrysler
70567 Stuttgart
Germany

Timothy P. Dykstra                         Director,       President and CEO of  DCNAH                United States
1000 Chrysler Drive                    President and CEO
Auburn Hills, MI  48326-2766

Bernd Niess                                 Director       Vice-President, Risk Controlling/              German
Epplestrasse 225                                           Project-Trade Finance,
70567 Stuttgart                                            DaimlerChrysler
Germany

Peter Zirwes                               Director,       Assistant Treasurer,                       United States
1000 Chrysler Drive                        Assistant       DCNAH
Auburn Hills, MI  48326-2766               Treasurer

Michael Muehlbayer                         Director,       Treasurer, DaimlerChrysler                     German
Epplestrasse 225
70567 Stuttgart
Germany

Paul L. Wolff                            Director, Vice    Vice-President, Taxation,                  United States
1000 Chrysler Drive                    President Taxation  DCNAH
Auburn Hills, MI  48326-2766

Donna England                              Assistant       Assistant Controller, DCNAH                United States
1000 Chrysler Drive                        Controller
Auburn Hills, MI  48326-2766

Holly E. Leese                             Secretary       Secretary, DCNAH                           United States
1000 Chrysler Drive
Auburn Hills, MI  48326-2766

John Kassen                                Assistant       Assistant Treasurer, DCNAH                 United States
1000 Chrysler Drive                        Treasurer
Auburn Hills, MI  48326-2766

                                          POSITION IN
NAME AND BUSINESS ADDRESS                    DCNAH         PRINCIPAL OCCUPATION                        CITIZENSHIP
-------------------------                 -----------      --------------------                        -----------
Kathleen Horgan                            Assistant       Assistant Treasurer, DCNAH                 United States
1000 Chrysler Drive                        Treasurer
Auburn Hills, MI  48326-2766

Dan Jacobs                                 Assistant       Assistant Treasurer, DCNAH                 United States
1000 Chrysler Drive                        Treasurer
Auburn Hills, MI  48326-2766

David L. Nelson                            Assistant       Assistant Treasurer, DCNAH                 United States
1000 Chrysler Drive                        Treasurer
Auburn Hills, MI  48326-2766

Stanley Roegner                            Assistant       Assistant Controller, DCNAH                United States
1000 Chrysler Drive                        Controller
Auburn Hills, MI  48326-2766

Walter P. Bodden, Jr.                      Assistant       Assistant Treasurer, DCNAH                 United States
1000 Chrysler Drive                        Treasurer
Auburn Hills, MI  48326-2766

Byron C. Babbish                           Assistant       Assistant Secretary, DCNAH                 United States
1000 Chrysler Drive                        Secretary
Auburn Hills, MI  48326-2766

Rebecca Vanderbeek                         Assistant       Assistant Controller, DCNAH                United States
1000 Chrysler Drive                        Controller
Auburn Hills, MI  48326-2766